EXHIBIT 21.1

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

ENTITIES

CLP Alpharetta GA Owner, LLC
CLP Amusement Holding, LLC
CLP Amusement I, LLC
CLP Amusement II, LLC
CLP Amusement III TRS Corp.
CLP Amusement III, LLC
CLP Amusement IV TRS Corp.
CLP Amusement IV, LLC
CLP Amusement V, LLC
CLP Anacapa Marina, LLC
CLP Bakersfield CA Senior Living, LLC
CLP Bakersfield FEC, LLC
CLP Ballena Marina, LLC
CLP Beaver Creek Marina TRS Corp.
CLP Beaver Creek Marina, LLC
CLP Beneficiary Blue Corp.
CLP Beneficiary Blue TRS Corp.
CLP Beneficiary Blue, LLC
CLP Beneficiary Whistler Corp.
CLP Beneficiary Whistler TRS Corp.
CLP Beneficiary Whistler, LLC
CLP Bohemia Vista Marina, LLC
CLP Bozeman MT Senior Living, LLC
CLP Brady Mountain Marina TRS Corp.
CLP Brady Mountain Marina, LLC
CLP Branson MO Owner, LLC
CLP Bretton Woods TRS Corp.
CLP Bretton Woods, LLC
CLP Brighton TRS Corp.
CLP Brighton, LLC
CLP Burnside Marina TRS Corp.
CLP Burnside Marina, LLC
CLP Cabrillo Marina, LLC
CLP Canada Lessee Corp. – British Columbia
CLP Canada Nominee, Inc.
CLP Canyon Springs Golf, LLC
CLP Carmel IN Continuing Care Owner, LLC
CLP Carson City NV Holding, LLC
CLP Carson City NV Owner, LLC
CLP Carson City NV Tenant TRS Corp.
CLP CG TRS Corp.
CLP Charlotte FEC, LLC
CLP Chateau Vestavia AL Senior Living, LLC
CLP Chesterfield MO Owner, LLC
CLP Colony GP, LLC
CLP Colony Holding, LLC
CLP Colony, LP
CLP Copper GP, LLC
CLP Copper, LP
CLP Cranston RI Senior Living, LLC
CLP Crested Butte TRS Corp.
CLP Crested Butte, LLC
CLP Crystal Point Marina, LLC

CLP Cumming GA Senior Living Owner, LLC
CLP Cypress Beneficiary Corp.
CLP Cypress Manager Corp.
CLP Cypress SPE Trust
CLP Cypress Upper Holding Trust
CLP Darien Lake TRS Corp.
CLP Darien Lake, LLC
CLP Denver CO Continuing Care Owner, LLC
CLP Eagle Cove Marina TRS Corp.
CLP Eagle Cove Marina, LLC
CLP Elitch Gardens, LLC
CLP Enchanted Village TRS Corp.
CLP Enchanted Village, LLC
CLP Everett WA Senior Living, LLC
CLP Fayetteville AR Owner, LLC
CLP Fayetteville AR Tenant Corp.
CLP Fayetteville GA Owner, LLC
CLP Frontier City TRS Corp.
CLP Frontier City, LLC
CLP Gainesville GA Owner, LLC
CLP Garland GP, LLC
CLP Garland Holding, LLC
CLP Garland, LP
CLP Gatlinburg GP Corp.
CLP Gatlinburg Partnership, LP
CLP Georgia Senior Living Holding, LLC
CLP Georgia SL Tenant TRS Corp.
CLP Godfrey IL Holding, LLC
CLP Godfrey IL Owner, LLC
CLP Godfrey Tenant TRS Corp.
CLP Golf Group, Inc.
CLP Golf I, LLC
CLP Golf II, LLC
CLP Golf III, LLC
CLP Golf IV, LLC
CLP Golf SPE, LLC
CLP Golf V, LLC
CLP Golf VI, LLC
CLP GP Corp.
CLP Grand Victorian Tenant TRS Corp.
CLP Great Lakes Marina, LLC
CLP GW Corp.
CLP GW GP, LLC
CLP GW Partnership, LLLP
CLP GW Sandusky GP, LLC
CLP GW Tenant GP, LLC
CLP GW WI-DEL GP, LLC
CLP GW WI-DEL Tenant, LP
CLP GW WI-DEL, LP
CLP Hacks Point Marina, LLC
CLP Hawaiian Waters TRS Corp.
CLP Hawaiian Waters, LLC
CLP Hoschton GA Senior Living Owner, LLC
CLP Holding, Inc.
CLP Holly Creek Marina TRS Corp.
CLP Holly Creek Marina, LLC
CLP IP Holding Corp.
CLP Jiminy Peak TRS Corp.
CLP Jiminy Peak, LLC

CLP Jonesboro AR Owner, LLC
CLP Knoxville FEC, LLC
CLP LaConner WA Senior Living, LLC
CLP Lakefront Marina TRS Corp.
CLP Lakefront Marina, LLC
CLP Laurel Creek GA Holding, LLC
CLP Laurel Creek GA Owner, LLC
CLP Laurel Creek GA Tenant Corp.
CLP Legacy TRS Corp.
CLP Legacy, LLC
CLP Lending I, LLC
CLP Loon Mountain TRS Corp.
CLP Loon Mountain, LLC
CLP LP Partners Corp.
CLP Magic Spring TRS Corp.
CLP Magic Spring, LLC
CLP Mammoth GP, LLC
CLP Mammoth, LP
CLP Manasquan Marina, LLC
CLP Marina Holding, LLC
CLP Marina I, LLC
CLP Marina II, LLC
CLP Marina III, LLC
CLP Marina IV, LLC
CLP Marina TRS Corp.
CLP Meadowlark Golf, LLC
CLP Mizner Court, LLC
CLP Modesto CA Senior Living, LLC
CLP Moline IL Assisted Living Owner, LLC
CLP Moline IL Holding, LLC
CLP Moline IL Memory Care Owner, LLC
CLP Moline IL Tenant TRS Corp.
CLP Mount Sunapee TRS Corp.
CLP Mount Sunapee, LLC
CLP Mountain High TRS Corp.
CLP Mountain High, LLC
CLP Myrtle Waves TRS Corp.
CLP Myrtle Waves, LLC
CLP Nevada MO Owner, LLC
CLP Northridge CA Senior Living, LLC
CLP Northstar Commercial, LLC
CLP Northstar TRS Corp.
CLP Northstar TRS Parent, Inc.
CLP Northstar, LLC
CLP Okemo Mountain TRS Corp.
CLP Okemo Mountain, LLC
CLP Pacific Park TRS Corp.
CLP Pacific Park, LLC
CLP Palm Springs CA Waterpark TRS Corp.
CLP Palm Springs CA Waterpark, LLC
CLP Partners, LP
CLP Pekin IL Owner, LLC
CLP Peoria AZ Senior Living, LLC
CLP Phoenix AZ Waterpark TRS Corp.
CLP Phoenix AZ Waterpark, LLC
CLP Pier 121 Marina TRS Corp.
CLP Pier 121 Marina, LLC
CLP Pioneer Village Senior Living, LLC
CLP Portland OR Senior Living, LLC

CLP Rapids Waterpark TRS Corp.
CLP Rapids Waterpark, LLC
CLP Retail Beneficiary, LP
CLP Retail Blue Option Trust
CLP Retail Manager Corp.
CLP Retail Manager Holding Corp.
CLP Retail SPE Option Trust
CLP Retail SPE Trust
CLP Retail Upper Holding Trust
CLP Richland Hills FEC, LLC
CLP San Leandro CA Senior Living, LLC
CLP Sandestin GP, LLC
CLP Sandestin, LP
CLP Sandusky Marina TRS Corp.
CLP Sandusky Marina, LLC
CLP Santa Clarita CA Senior Living, LLC
CLP SHC Tenant TRS Corp.
CLP Sierra TRS Corp.
CLP Sierra, LLC
CLP Ski Holding, LLC
CLP Ski I, LLC
CLP Ski II, LLC
CLP Ski III, LLC
CLP Ski IV, LLC
CLP Ski Lift TRS Corp.
CLP Ski TRS Corp.
CLP Ski V, LLC
CLP Ski VII, LLC
CLP Ski VIII, LLC
CLP Snoqualmie TRS Corp.
CLP Snoqualmie, LLC
CLP Snowshoe GP, LLC
CLP Snowshoe, LP
CLP South Houston FEC, LLC
CLP Southwest Golf, LLC
CLP Splashtown TRS Corp.
CLP Splashtown, LLC
CLP Springdale AR Owner, LLC
CLP Springfield MO Owner, LLC
CLP SR II, LLC
CLP Sterling IL Owner, LLC
CLP Stevens Pass TRS Corp.
CLP Stevens Pass, LLC
CLP Stockbridge GA Owner, LLC
CLP Stratton GP, LLC
CLP Stratton, LP
CLP Sugarloaf TRS Corp.
CLP Sugarloaf, LLC
CLP Sun City Center FL Senior Living, LLC
CLP Sunday River TRS Corp.
CLP Sunday River, LLC
CLP TCV Owner, LLC
CLP TCV TRS Corp.
CLP TRS Lending Corp.
CLP Tucson FEC, LLC
CLP Valencia Golf, LLC
CLP Ventura Marina, LLC
CLP Village Retail GP, LLC
CLP Village Retail Partnership, LP

CLP Washington IL Owner, LLC
CLP Waterworld TRS Corp.
CLP Waterworld, LLC
CLP Weston Hills Golf, LLC
CLP White Water Bay TRS Corp.
CLP White Water Bay, LLC
CLP Wilmington NC Senior Living, LLC
CNL Income Talega, LLC
Cypress Jersey Trust-Jersey/Channel Islands
Cypress Personal Property TRS ULC-Canada/Nova Scotia
TCV Senior Living, LLC
US Canadian Property Alpha Blue Mountain Nominee Corp.-Canada/British Columbia
US Canadian Property Alpha Whistler Nominee Corp.-Canada/British Columbia
US Canadian Property Trust Alpha-Jersey/Channel Islands